BlackRock FundsSM

BlackRock Money Market Portfolio

(the “Fund”)

Supplement dated May 17, 2017 to the Investor and Institutional Shares Prospectus (the “Prospectus”) and Summary Prospectus (the “Summary Prospectus”) of the Fund, each dated October 3, 2016

Effective May 17, 2017, the Prospectus and Summary Prospectus are amended as follows:

In the section of the Prospectus entitled “Fund Overview—Purchase and Sale of Fund Shares” and the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares,” the Investor A Shares column of the table is deleted in its entirety and replaced with the following:

Investor A Shares
Minimum Initial Investment

$1,000 for all accounts except:

•  $50, if establishing an Automatic Investment Plan (“AIP”).

•  There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).

•  There is no investment minimum for certain fee-based programs.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).

In the section of the Prospectus entitled “Fund Overview—Purchase and Sale of Fund Shares” and the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares,” the Institutional Shares column of the table is deleted in its entirety and replaced with the following:

Institutional Shares
Minimum Initial Investment

There is no minimum initial investment for:

•  Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

•  Investors of Financial Intermediaries that: (i) charge such investors a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

$2 million for individuals.

$1,000 for clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

Minimum Additional Investment	No subsequent minimum.

In the section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs—Share Classes at a Glance,” the first two rows of the Investor A and Institutional Shares columns of the table are deleted in their entirety and replaced with the following:

	Investor A Shares	Institutional Shares
Availability	Generally available through Financial Intermediaries.

Limited to certain investors, including:

•  Individuals who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares.

•  Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares.

•  Employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock.

•  Participants in certain programs sponsored by BlackRock or its affiliates or other Financial Intermediaries.

•  Financial Intermediaries that have entered into an agreement with the Fund’s distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

	Investor A Shares	Institutional Shares
Minimum Investment

$1,000 for all accounts except:

•  $50, if establishing an Automatic Investment Plan (“AIP”).

•  There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).

•  There is no investment minimum for certain fee-based programs.

There is no investment minimum for:

•  Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans.

•  Employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock.

•  Investors of Financial Intermediaries that: (i) charge such investors a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform.

$2 million for individuals.

$1,000 for clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

The following is added immediately after the first paragraph in the section of the Prospectus entitled “Account Information—Details About the Share Classes”:

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholders should retain this Supplement for future reference.

PR-MM-0517SUP

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